UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

THE SHERWIN-WILLIAMS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The Sherwin-Williams Company

101 West Prospect Avenue

Cleveland, Ohio 44115-1075

IMPORTANT NOTICE

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, APRIL 22, 2020

The following Notice of Annual Meeting of Shareholders (the “Notice”) amends and restates the original notice included in the Proxy Statement (the “Proxy Statement”) of The Sherwin-Williams Company (“Sherwin-Williams”), dated March 9, 2020, furnished to Sherwin-Williams shareholders in connection with the solicitation of proxies by the Board of Directors of Sherwin-Williams for use at the Annual Meeting of Shareholders to be held on Wednesday, April 22, 2020 (the “Annual Meeting”). The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast.

This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about March 24, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Notice of Annual Meeting of Shareholders

To the Shareholders of The Sherwin-Williams Company:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees and their families, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of The Sherwin-Williams Company (“Sherwin-Williams”) has been changed. As previously announced, the Annual Meeting will be held on Wednesday, April 22, 2020 at 9:00 a.m. EDT. In light of public health concerns, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person.

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered the shareholder of record with respect to those shares and you are receiving an updated proxy card for the virtual Annual Meeting. If you are a participant in our Dividend Reinvestment Plan, our Employee Stock Purchase and Savings Plan, or any other applicable Sherwin-Williams employee benefit plan, your updated proxy card also serves as voting instructions for the number of shares for which you are entitled to direct the vote under each plan. You must enter the 16-digit control number found on your updated proxy card to vote in advance of or during the Annual Meeting and/or participate in the Annual Meeting. If you have already voted using the original proxy card, you must cast your vote again with the updated proxy card for the virtual Annual Meeting for your vote to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in an account at a broker, bank or other similar organization, you are the beneficial owner of shares held in “street name.” You must enter the 16-digit control number found on your voting instruction form previously sent to you in order to vote in advance of or during the Annual Meeting and/or to participate in the Annual Meeting. (In the event you previously requested a legal proxy from your broker, bank or other similar organization, you may also use such legal proxy to vote at and/or participate in the Annual Meeting.) If you have already voted, you do not need to vote again.

Additional Information

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder at the close of business on February 27, 2020, the record date. To participate in the Annual Meeting at www.virtualshareholdermeeting.com/SHW2020, you must enter the 16-digit control number found on your updated proxy card or your voting instruction form. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote in advance of the Annual Meeting by one of the methods described below.

Annual Meeting Information

Date: April 22, 2020

Time: 9:00 a.m. EDT

Place: Online at www.virtualshareholdermeeting.com/SHW2020

Record date: February 27, 2020

Agenda

1.	To elect the 10 director nominees named in the Proxy Statement to hold office until the next Annual Meeting of Shareholders and until their successors are elected;

2.	To approve, on an advisory basis, the compensation of the named executives;

3.	To ratify the appointment of Ernst & Young LLP as Sherwin-Williams’ independent registered public accounting firm; and

4.	To transact such other business as may properly come before the Annual Meeting.

Admission to the Meeting

You are entitled to participate in the Annual Meeting only if you were a Sherwin-Williams shareholder at the close of business on February 27, 2020.

Please refer to the “Additional Information About the Virtual Annual Meeting” section on the next page for further information.

Mary L. Garceau

Senior Vice President, General Counsel and Secretary

March 24, 2020

Your vote is important

Shareholders at the close of business on February 27, 2020, the record date for the Annual Meeting, are the only shareholders entitled to notice of, and to vote at, the Annual Meeting.

Even if you plan to participate in the Annual Meeting, we ask that you please promptly vote on the Internet, by phone or by mail. Voting early will help avoid additional solicitation costs and will not prevent you from voting electronically during the Annual Meeting if you wish to do so.

How to vote:

Online: Vote online at www.proxyvote.com.

Phone: Vote by calling 800-690-6903 (shareholders of record) or 800-454-8683 (beneficial shareholders).

Mail: If you have received a printed version of the proxy materials, you may vote by mail.

During Meeting: You may vote online during the Annual Meeting at www.virtualshareholdermeeting.com/SHW2020.

Important Notice Regarding the Availability of

Proxy Materials for the Annual Meeting of Shareholders

to Be Held on April 22, 2020.

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended

December 31, 2019 are available online at proxymaterials.sherwin.com.

Additional Information About the Virtual Annual Meeting

Attendance and Participation

Our virtual Annual Meeting will be conducted on the Internet via webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/SHW2020. Shareholders will be able to vote their shares electronically during the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included on your updated proxy card or your voting instruction form. The Annual Meeting will begin promptly at 9:00 a.m. EDT. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 8:45 a.m. EDT.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Questions

Shareholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/SHW2020, typing your question into the “Ask a Question” field, and clicking “Submit.”

Questions pertinent to the Annual Meeting and related to our business presentation will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our Investor Relations website, investors.sherwin-williams.com, as soon as practical after the Annual Meeting.

Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/SHW2020.

Technical Difficulties

If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 800-586-1548 (Toll Free) or 303-562-9288 for assistance. Technical support will be available beginning at 8:45 a.m. EDT on April 22, 2020 through the conclusion of the Annual Meeting.

Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/SHW2020.

Tabulation

In light of the change in format for the Annual Meeting, Broadridge Financial Solutions, Inc., rather than EQ Shareowner Services, will tabulate the votes and act as inspectors of election at the Annual Meeting.

THE SHERWIN-WILLIAMS COMPANY 101 WEST PROSPECT AVENUE CLEVELAND, OHIO 44115-1075	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on April 21, 2020 for shares held directly or in the Dividend Reinvestment Plan, and up until close of business on April 17, 2020 for shares held in the Employee Stock Purchase and Savings Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/SHW2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on April 21, 2020 for shares held directly or in the Dividend Reinvestment Plan, and up until close of business on April 17, 2020 for shares held in the Employee Stock Purchase and Savings Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NOTE: If you already voted using the previously circulated proxy card, you must cast your vote again using this updated proxy card for your vote to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                                                                                                                                                                    D02646-Z76743                                     KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — —

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE SHERWIN-WILLIAMS COMPANY

The Board of Directors recommends a vote “FOR” each nominee under Proposal 1 and “FOR” Proposals 2 and 3.

1. Election of directors:	For	Against	Abstain

1a. Kerrii B. Anderson	☐	☐	☐

1b. Arthur F. Anton	☐	☐	☐

1c. Jeff M. Fettig	☐	☐	☐

1d. Richard J. Kramer	☐	☐	☐

1e. Susan J. Kropf	☐	☐	☐

1f. John G. Morikis	☐	☐	☐

1g. Christine A. Poon	☐	☐	☐

1h. Michael H. Thaman	☐	☐	☐

1i. Matthew Thornton III	☐	☐	☐

1j. Steven H. Wunning	☐	☐	☐

	For address changes and/or comments, please check this box and write them on the back where indicated.		☐

		For	Against	Abstain

2.	Advisory approval of the compensation of the named executives.	☐	☐	☐
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH NOMINEE UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

Please sign your name exactly as it appears on this Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

2020 ANNUAL MEETING OF SHAREHOLDERS

THE SHERWIN-WILLIAMS COMPANY

Wednesday, April 22, 2020, 9:00 A.M. (EDT)

Due to the emerging public health impact of the coronavirus pandemic (COVID-19) and to support the health and well-being of our shareholders, employees and their families, the Annual Meeting will be held in a virtual meeting format only, via webcast. You will not be able to attend the Annual Meeting physically in person. To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/SHW2020 and enter the 16-digit control number found on this updated proxy card on the date and time noted.

Important notice regarding the availability of proxy materials for the Annual Meeting of

Shareholders to be held on April 22, 2020.

The Proxy Statement and the 2019 Annual Report to Shareholders are available at: https://proxymaterials.sherwin.com.

— — — — — — — — — — — — —  — — — — — — — — — — — — — — —— — — — — —  — — — — — — — — — — — — — — —

D02647-Z76743

THE SHERWIN-WILLIAMS COMPANY

ANNUAL MEETING OF SHAREHOLDERS — APRIL 22, 2020

The undersigned hereby appoints John G. Morikis, Allen J. Mistysyn and Mary L. Garceau, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of common stock of The Sherwin-Williams Company that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders to be held on April 22, 2020 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. This card also provides voting instructions for shares of common stock, if any, held for the account of the undersigned by the administrator of our Dividend Reinvestment Plan and by the trustee of our Employee Stock Purchase and Savings Plan.

This card is solicited jointly by the Board of Directors, the administrator of our Dividend Reinvestment Plan and the trustee of our Employee Stock Purchase and Savings Plan. If you do not timely sign and return this card, the proxy holders cannot vote these shares (or, in the case of our Employee Stock Purchase and Savings Plan, if you do not sign and return this card by the close of business on April 17, 2020, these shares will be voted in the same proportion as the trustee votes those shares for which it receives proper instructions).

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

TO VOTE ONLINE OR BY PHONE, SEE REVERSE SIDE OF THIS PROXY CARD.